UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 25, 2004

Minden Bancorp, Inc. (Exact Name of Registrant as Specified in Its Charter)

United States (State or Other Jurisdiction of Incorporation)	000-49882 (Commission File Number)	13-4203146 (IRS Employer Identification No.)

415 Main Street, Minden, Louisiana (Address of Principal Executive Offices)	71058 (Zip Code)

(Registrant's Telephone Number, Including Area Code)	(318) 377-0523

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   Results of Operations and Financial Condition

        On October 25, 2004, Minden Bancorp, Inc. (The “Company”) reported its results of operations for the third quarter ended September 30, 2004.

        For additional information, reference is made to the Company’s press release dated October 25, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be “filed” for any purpose.

ITEM 9.01   Financial Statements and Exhibits

(a) Not applicable. (b) Not applicable. (c) Exhibits

The following exhibit is filed herewith.

Exhibit Number 99.1	Description Press Release dated October 25, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2004	MINDEN BANCORP, INC. By: /s/ Becky T. Harell Becky T. Harrell Treasurer and Chief Financial Officer